Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

American Honda Finance Corporation (the “Company”)

J.P. Morgan Securities LLC

Barclays Capital Inc.

SG Americas Securities, LLC

SMBC Nikko Securities America, Inc.

(together, the “Specified Parties”)

Re: Honda Auto Receivables 2024-3 Owner Trust – Data File and XML File Procedures

We have performed the procedures described below on the specified attributes in

(i)	an electronic data file entitled “2024-3 UWR01 B305 May2024 Reg ABII Short List 062724.txt,” provided by the Company on June 27, 2024, containing information on 116,457 motor vehicle retail installment sale contracts secured by new and used Honda and Acura automobiles and light-duty trucks (the “Receivables”) as of May 31, 2024 (the “Data File”), and

(ii)	an electronic data file entitled “HAROT 2024-3 B305 Honda_ex102_May2024_Initial 2_5bln.csv,” provided by the Company on July 1, 2024, containing information on the Receivables as of May 31, 2024 (the “XML File”), which we were informed are intended to be included as collateral in the offering by Honda Auto Receivables 2024-3 Owner Trust.

The Company is responsible for the specified attributes identified by the Company in the Data File and the XML File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File and the XML File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Initial Cutoff Date” means May 31, 2024.

•	The term “DealerTrack” means the third-party software system used by the Company for the vehicle registration and titling process.

•	The term “AHFC Systems” means the Company’s computer systems and includes the Company’s Customer Account Servicing System (“CASS”), and/or Auto Finance Servicing System (“AF”).

•	The term “Title Document” means a screenshot from DealerTrack or a scanned image of a document, which the Company represented to be a document issued by a state, county, or city body, a tax assessor, or DMV that contains the following details:

–	The Company’s name in whole, part, or acceptable abbreviation appearing as the legal owner or lien holder; and,

–	The VIN, vehicle owner’s name, or account number.

•	The term “Data File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology related to the Data File, as described in Exhibit B.

•	The term “XML File Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology related to the XML File, as described in Exhibit C.

•	The term “Receivable File” means some or all of the following documents provided by the Company for each of the Selected Receivables (defined below): Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, screen shots from AHFC Systems and DealerTrack, Title Document, and/or Credit Application. We make no representation regarding the validity or accuracy of these documents or the execution of these documents by the obligor.

•	The term “Provided Information” means the Initial Cutoff Date, Data File Instructions, XML File Instructions, and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of Receivables from the Data File, utilizing a confidence level of 99.0%, an expected error rate of 2.0%, and a maximum estimated error occurrence rate (the upper error limit) for each of the attributes not to exceed 5.0%, as instructed by the Company. The selection criteria resulted in a sample of 287 Receivables (the “Selected Receivables”). A listing of the Selected Receivables is attached hereto as Exhibit A.

B.	For each Selected Receivable, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Data File Instructions, as applicable, until agreed. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Data File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/Data File Instructions

First Payment Date	Installment Sale Contract

Receivable Number	Installment Sale Contract

Original Amount Financed	Installment Sale Contract

Attribute	Receivable File/Data File Instructions

Number of Payments	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and Data File Instructions

Scheduled Monthly Payment	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter

Annual Percentage Rate (“APR”)	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and Data File Instructions

New vs. Used	Installment Sale Contract, Title Application, “Contract Information” screen shot from AHFC Systems, and Data File Instructions

Collateral Type (Honda or Acura)	Installment Sale Contract

Loan Type (Simple Interest)	Installment Sale Contract and Data File Instructions

Origination Date	Installment Sale Contract, “Contract Information” screen shot from AHFC Systems, and Data File Instructions

Original Maturity Date	Installment Sale Contract and Data File Instructions

Model	Installment Sale Contract, “Collateral Information” screen shot from AHFC Systems, and Data File Instructions

Current Maturity Date	Installment Sale Contract, “Account Inquiry” screen shot from AHFC Systems, and Data File Instructions

Legal Owner or Lien Holder Name	Title Document and Data File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 116,457 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We found such information to be in agreement without exception.

C.	For each Selected Receivable, we observed the presence of the following in the Receivable File:

•	Credit Application

•	Truth-in-Lending Disclosure Statement (in Installment Sale Contract or Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter)

•	Signed Installment Sale Contract. We make no representation regarding the authenticity of the signature(s).

We found such information to be present.

D.	For each Selected Receivable, we compared or recomputed the specified attributes in the XML File listed below to or using the corresponding information included in the Receivable File, utilizing the XML File Instructions, as applicable, until agreed. The Specified Parties indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the XML File to the Receivable File for each of the attributes identified, utilizing the XML File Instructions, as applicable, constituted an exception. The Receivable File documents are listed in the order of priority.

Attribute	Receivable File/XML File Instructions

Original Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Next Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Reporting Period Interest Rate Percentage	Installment Sale Contract, Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, Origenate Approval Form, and XML File Instructions

Origination Date	Installment Sale Contract and XML File Instructions

First Payment Date	Installment Sale Contract and XML File Instructions

Maturity Date	Installment Sale Contract and XML File Instructions

Original Loan Term	Installment Sale Contract and XML File Instructions

Grace Period Number	Installment Sale Contract and XML File Instructions

Subvented	“Accrual Group” screen shot from AHFC Systems and XML File Instructions

Current Delinquency Status	“Delinquency Summary” screen shot showing effective date June 1, 2024, “Payment History” screen shot from AHFC Systems, and XML File Instructions

Based on the results of the procedures performed and the parameters included above, there is a 99.0% confidence level that the maximum estimated error occurrence rate for each of the attributes across the entire population of 116,457 Receivables does not exceed 5.0%. Because we are not engaged to express a conclusion, we do not offer a conclusion based on the application of a sampling technique.

We found such information to be in agreement without exception.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to, and did not, conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File and XML File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File, XML File, and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
July 30, 2024

Exhibit A

The Selected Receivables

Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*	Selected Receivable Number	Receivable Number*
1	20243001	60	20243060	119	20243119	178	20243178	237	20243237
2	20243002	61	20243061	120	20243120	179	20243179	238	20243238
3	20243003	62	20243062	121	20243121	180	20243180	239	20243239
4	20243004	63	20243063	122	20243122	181	20243181	240	20243240
5	20243005	64	20243064	123	20243123	182	20243182	241	20243241
6	20243006	65	20243065	124	20243124	183	20243183	242	20243242
7	20243007	66	20243066	125	20243125	184	20243184	243	20243243
8	20243008	67	20243067	126	20243126	185	20243185	244	20243244
9	20243009	68	20243068	127	20243127	186	20243186	245	20243245
10	20243010	69	20243069	128	20243128	187	20243187	246	20243246
11	20243011	70	20243070	129	20243129	188	20243188	247	20243247
12	20243012	71	20243071	130	20243130	189	20243189	248	20243248
13	20243013	72	20243072	131	20243131	190	20243190	249	20243249
14	20243014	73	20243073	132	20243132	191	20243191	250	20243250
15	20243015	74	20243074	133	20243133	192	20243192	251	20243251
16	20243016	75	20243075	134	20243134	193	20243193	252	20243252
17	20243017	76	20243076	135	20243135	194	20243194	253	20243253
18	20243018	77	20243077	136	20243136	195	20243195	254	20243254
19	20243019	78	20243078	137	20243137	196	20243196	255	20243255
20	20243020	79	20243079	138	20243138	197	20243197	256	20243256
21	20243021	80	20243080	139	20243139	198	20243198	257	20243257
22	20243022	81	20243081	140	20243140	199	20243199	258	20243258
23	20243023	82	20243082	141	20243141	200	20243200	259	20243259
24	20243024	83	20243083	142	20243142	201	20243201	260	20243260
25	20243025	84	20243084	143	20243143	202	20243202	261	20243261
26	20243026	85	20243085	144	20243144	203	20243203	262	20243262
27	20243027	86	20243086	145	20243145	204	20243204	263	20243263
28	20243028	87	20243087	146	20243146	205	20243205	264	20243264
29	20243029	88	20243088	147	20243147	206	20243206	265	20243265
30	20243030	89	20243089	148	20243148	207	20243207	266	20243266
31	20243031	90	20243090	149	20243149	208	20243208	267	20243267
32	20243032	91	20243091	150	20243150	209	20243209	268	20243268
33	20243033	92	20243092	151	20243151	210	20243210	269	20243269
34	20243034	93	20243093	152	20243152	211	20243211	270	20243270
35	20243035	94	20243094	153	20243153	212	20243212	271	20243271
36	20243036	95	20243095	154	20243154	213	20243213	272	20243272
37	20243037	96	20243096	155	20243155	214	20243214	273	20243273
38	20243038	97	20243097	156	20243156	215	20243215	274	20243274
39	20243039	98	20243098	157	20243157	216	20243216	275	20243275
40	20243040	99	20243099	158	20243158	217	20243217	276	20243276
41	20243041	100	20243100	159	20243159	218	20243218	277	20243277
42	20243042	101	20243101	160	20243160	219	20243219	278	20243278
43	20243043	102	20243102	161	20243161	220	20243220	279	20243279
44	20243044	103	20243103	162	20243162	221	20243221	280	20243280
45	20243045	104	20243104	163	20243163	222	20243222	281	20243281
46	20243046	105	20243105	164	20243164	223	20243223	282	20243282
47	20243047	106	20243106	165	20243165	224	20243224	283	20243283
48	20243048	107	20243107	166	20243166	225	20243225	284	20243284
49	20243049	108	20243108	167	20243167	226	20243226	285	20243285
50	20243050	109	20243109	168	20243168	227	20243227	286	20243286
51	20243051	110	20243110	169	20243169	228	20243228	287	20243287
52	20243052	111	20243111	170	20243170	229	20243229
53	20243053	112	20243112	171	20243171	230	20243230
54	20243054	113	20243113	172	20243172	231	20243231
55	20243055	114	20243114	173	20243173	232	20243232
56	20243056	115	20243115	174	20243174	233	20243233
57	20243057	116	20243116	175	20243175	234	20243234
58	20243058	117	20243117	176	20243176	235	20243235
59	20243059	118	20243118	177	20243177	236	20243236

(*) The Company has assigned a unique eight digit Receivable Number to each Receivable in the Data File. The Receivable Numbers referred to in this Exhibit are not the Customer Account Numbers.

Exhibit B
Data File Instructions
Attribute	Data File Instructions
Number of Payments	In the event the Number of Payments did not agree to the number stated in the Installment Sale Contract, compare the Number of Payments to the number stated in the “Original Term” field on the “Contract Information” screen shot from AHFC Systems.
Annual Percentage Rate (“APR”)	In the event the APR did not agree to the percentage stated in the Installment Sale Contract, compare the APR to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the APR by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. Compare the recomputed APR to the APR in the Data File.
New vs. Used	Consider an entry of “C” or “U” in the Data File to be a Used vehicle, and an entry of “N” in the Data File to be a New vehicle.
Loan Type (Simple Interest)	In the event Loan Type was not stated in the Installment Sale Contract, consider Simple Interest to be the only Loan Type available in AHFC Systems.
Origination Date	In the event the Installment Sale Contract was signed by the buyer and co-buyer on different dates, compare the Origination Date to the date stated in the “Contract Date” field on the “Contract Information” screen shot from AHFC Systems.
Original Maturity Date	In the event the Original Maturity Date was not stated in the Installment Sale Contract, recompute the Original Maturity Date by adding the Original Term per the Installment Sale Contract to the First Payment Date stated in the Installment Sale Contract. Compare the recomputed Original Maturity Date to the Original Maturity Date in the Data File.
Model	Consider the information to be in agreement if the Installment Sale Contract indicates a specific model of the general model stated in the Data File.
Current Maturity Date	In the event the Current Maturity Date did not agree to the date stated in the Installment Sale Contract (i.e., the Original Maturity Date) or the recomputed Original Maturity Date, compare the Current Maturity Date to the date stated in the screen shot from AHFC Systems as of the Initial Cutoff Date.
Legal Owner or Lien Holder Name	Consider variations due to spelling, abbreviation, truncation, punctuation of the full legal name as well as the addition of the P.O. Box city name to be acceptable.

Exhibit C
XML File Instructions
Attribute	XML File Instructions
Original Interest Rate Percentage, Next Interest Rate Percentage, and Reporting Period Interest Rate Percentage	In the event the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage did not agree to the percentage stated in the Installment Sale Contract, compare the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the percentage stated in the Revised Truth-In Lending Disclosures and Correction(s) to Your Account Letter, or recompute the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage by subtracting the applicable percentage stated in the Rate Modifier section and adding the applicable percentage on the Max Rate Markup line from the percentage stated in the Program Rate line in the Origenate Approval Form. Compare the recomputed Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage to the Original Interest Rate Percentage, Next Interest Rate Percentage, and/or Reporting Period Interest Rate Percentage in the XML File.
Origination Date	Compare the month and year of the Origination Date in the XML File to the month and year of the Origination Date in the Receivable File.
First Payment Date	Compare the month and year of the First Payment Date in the XML File to the month and year of the First Payment Date in the Receivable File.
Maturity Date	Compare the month and year of the Maturity Date in the XML File to the month and year of the Current Maturity Date in the Receivable File.
Original Loan Term	Recompute the Original Loan Term as the difference in months between the “DATEMAT” and the “DATEORIG” fields in the Data File. Compare the recomputed Original Loan Term to the Original Loan Term in the XML File.
Grace Period Number	Recompute the Grace Period Number as the difference in months between the “DATEFPAY” and the “DATEORIG” fields in the Data File. Compare the recomputed Grace Period Number to the Grace Period Number in the XML File.
Subvented	Compare the “Original Unearned Amount” field in the “Accrual Group” screen shot from AHFC Systems to the value in the “subvented” field in the XML File. If the “Original Unearned Amount” field contained an amount greater than zero, consider the Selected Receivable as Subvented. If the “Original Unearned Amount” field was blank, consider the Selected Receivable as not Subvented.

Exhibit C (cont’d) XML File Instructions
Attribute	XML File Instructions
Current Delinquency Status

In the event the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems did not agree to the value in the “currentDelinquencyStatus” field in the XML File, recompute the Current Delinquency Status by subtracting the latest payment due date prior to the Initial Cutoff Date in the “Payment History” screen shot from AHFC Systems from the Initial Cutoff Date. Compare the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event the recomputed Current Delinquency Status did not agree to the value in the “currentDelinquencyStatus” field in the XML File, assume that the difference is due to the timing of payment posting or payment reversal.

To determine the day a payment is posted, a cut-off time is established a few hours before the end of the day to allow for batch processing and reconciliation of payments in AHFC systems. When the cut-off time is reached, the Current Delinquency Status in AHFC Systems is advanced by one day (or two days on Monday to account for Sunday being a non-processing day) to reflect the Current Delinquency Status at the end of the day, and payments received after the cut-off time will have a posting date of the following day.

In the event the recomputed Current Delinquency Status did not agree to the value in the “currentDelinquencyStatus” field in the XML File, for purposes of comparing Current Delinquency Status, recompute the Current Delinquency Status by adding the number of days between the Initial Cutoff Date and the date the payment was posted in AHFC Systems to the Current Delinquency Status in AHFC Systems as of the immediately preceding day before the Initial Cutoff Date. Compare the recomputed Current Delinquency Status to the “Current Delinquency Status” field in the XML File.

In the event a payment was made prior to the Initial Cutoff Date and was subsequently reversed after the Initial Cutoff Date, observe the effective date of the payment reversal on the “Payment History” screen shot from AHFC Systems. Then, compare the “Total Days Past Due” field in the “Delinquency Summary” screen shot from AHFC Systems as of the effective date of the payment reversal to the “currentDelinquencyStatus” field in the XML File.